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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  April 5, 2000
                        (Date of earliest event reported)

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)




           KANSAS                     1-6446                   48-0290000
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)



                            1301 McKinney, Suite 3400
                              Houston, Texas 77010
          (Address of principal executive offices, including zip code)


                                  713-844-9500
              (Registrant's telephone number, including area code)



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ITEM 2.  DISPOSITION OF ASSETS.

         On April 5, 2000, Kinder Morgan, Inc., a Kansas corporation, and certain of its subsidiaries (the "Company"), completed the disposition of certain assets to ONEOK, Inc., an Oklahoma corporation ("ONEOK"), pursuant to the Stock and Asset Purchase Agreement dated February 8, 2000, as amended by the First Amendment to Stock and Asset Purchase Agreement dated April 5, 2000 (the "Agreement"). The Agreement provided for the sale to ONEOK of (i) all of the Company's natural gas gathering and processing business in Oklahoma, Kansas and West Texas, (ii) the Company's marketing and trading business, and (iii) certain of the Company's storage and transmission pipelines in the mid-continent region.

         ONEOK (i) paid approximately $108 million plus an amount equal to net working capital at closing, (ii) assumed the operating lease associated with the Bushton, Kansas gas processing plant, and (iii) assumed long-term capacity commitments on Natural Gas Pipeline Company of America and on Kinder Morgan Interstate Gas Transmission LLC (formerly KN Interstate Gas Transmission Co.). An additional $6 million of consideration will be paid to the Company upon final closing of the sale to ONEOK of a small mid-continent pipeline.

         On April 5, 2000, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Substantially the same information as that required by Item 7 (pro forma financial information) has been previously reported by Kinder Morgan, Inc. on its Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1999.

    (c)  Exhibits.

         The following materials are filed as exhibits to this Current Report on Form 8-K.

    Exhibit
    Number                             Description
    -------                            -----------
     99.1 Stock and Asset Purchase Agreement dated February 8, 2000 by and among Kinder Morgan, Inc., MidCon Gas Services Corp., KN Gas Gathering, Inc., KN Services, Inc. and ONEOK, Inc. (incorporated by reference from Exhibit 99.2 to the Company's Current Report on Form 8-K filed February 8, 2000).

    *99.2 First Amendment to Stock and Asset Purchase Agreement dated April 5, 2000 among the Company, MidCon Gas Services Corp., KN Services, Inc., KN Gas Gathering, Inc., and ONEOK.

    *99.3      Press Release dated April 5, 2000.


* Filed herewith.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Kinder Morgan, Inc.



                                       By: /s/ Joseph Listengart
                                          --------------------------------------
                                           Joseph Listengart
                                           Vice President, General Counsel and
                                           Secretary

Date:  April 20, 2000

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                                 EXHIBIT INDEX


    Exhibit
    Number                             Description
    -------                            -----------

     99.1 Stock and Asset Purchase Agreement dated February 8, 2000 by and among Kinder Morgan, Inc., MidCon Gas Services Corp., KN Gas Gathering, Inc., KN Services, Inc. and ONEOK, Inc. (incorporated by reference from Exhibit 99.2 to the Company's current Report on Form 8-K filed February 8, 2000).

    *99.2 First Amendment to Stock and Asset Purchase Agreement dated April 5, 2000 among the Company, MidCon Gas Services Corp., KN Services, Inc., KN Gas Gathering, Inc., and ONEOK.

    *99.3      Press Release dated April 5, 2000.



* Filed herewith.